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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ---------------------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 1, 2004
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                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)

         Delaware                  0-26168               52-1849794
(State or other jurisdiction     (Commission            (I.R.S. Employer
        of incorporation)        file number)            Identification No.)

                               485-C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 362-5000
    (Address,including zip code and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

     On December 1, 2004, CareAdvantage, Inc. (the "Company") entered into a Services and License Agreement ("Agreement") with Kaiser Foundation Health Plan of the Northwest ("Kaiser"), effective as of January 1, 2005.

     Under the Agreement, the Company has granted a license to Kaiser to use the Company's web-based RPNavigator Secure Information Portal (the "Portal"), and Kaiser has engaged the Company to perform certain consulting services for Kaiser.

     The initial term of the Agreement begins on January 1, 2005 and expires on December 31, 2006. The Agreement automatically renews for successive one-year terms unless either party provides the other with written notice of termination.

     Until January 1, 2005, the parties are operating under a service agreement dated as of February 9, 2004. On January 1, 2005, the Agreement replaces this prior agreement in its entirety.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CAREADVANTAGE, INC.

                                                       /s/Dennis J. Mouras
Date: December 6, 2004                            By:  ______________________
                                                       Dennis J. Mouras,
                                                       Chief Executive Officer